EXHIBIT 10.19

SEVENTH AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 29, 2012, is by and among SEFTON RESOURCES, INC., a British Virgin Islands corporation (“Parent”), PEG OIL & GAS U.S.A., INC., a Colorado corporation (“TEGOG”), TEG MIDCONTINENT, INC., a Colorado corporation (“TEGMC”), and BANK OF THE WEST, a California corporation (“BOTW”). Parent, TEGOG and TEGMC are herein collectively referred to as “Borrowers.”

RECITALS

A.           Borrowers and BOTW entered into an Amended and Restated Credit Agreement dated as of October 21, 2008, as heretofore amended (as so amended, the “Credit Agreement”). Capitalized terms used herein but not defined herein shall have the same meanings as set forth in the Credit Agreement.

B.           Borrowers and BOTW desire that this Amendment be executed and delivered in order to amend certain terms and provisions of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Credit Agreement.  The Credit Agreement shall be, and hereby is, amended as follows, effective as of the date hereof:

(a)           The following shall be substituted for the definition of “Borrowing Base” in Section 1.1 on page 2 of the Credit Agreement:

“Borrowing Base Period” means: (a) the time period from the date of this Agreement through May 31, 2009; (b) thereafter, through November 30, 2011, each six-month period beginning on June 1 or December 1 of each year; (c) the time period from December 1, 2011 through September 30, 2012; and (d) the time period from October 1, 2012 through the Maturity Date.

(b)           The following shall be inserted just before the period at the end of Section 3.4(d) on page 15 of the Credit Agreement: “; provided that the due date of the facility fee originally scheduled to be paid on August 14, 2012 shall be postponed to October 1, 2012, and BOTW agrees to forgive Borrowers’ obligation to make such postponed facility fee payment if, not later than October 1, 2012, the Loan, including all principal, interest, fees, costs and expenses payable in connection therewith, has been repaid in full and this Agreement has been terminated.”

(c)           Exhibit F attached hereto shall be substituted for the Exhibit F previously attached to the Credit Agreement.

2.           Loan Documents.  All references in any document to the Credit Agreement. shall be deemed to refer to the Credit Agreement, as amended pursuant to this Amendment.

3.           Certification by Borrowers.  Borrowers hereby certify to BOTW that, as of the date of this Amendment, after giving effect to the provisions hereof: (a) all of Borrowers’ representations and warranties contained in the Credit Agreement are true, accurate and complete in all material respects, (b) Borrowers have performed and complied with all agreements and conditions required to be performed or complied with by Borrowers under the Credit Agreement and/or any Loan Document on or prior to this date, and (c) no Default or Event of Default has occurred under the Credit Agreement.

4.           Continuation of the Credit Agreement.  Except as specified in this Amendment, the provisions of the Credit Agreement shall remain in full force and effect.

5.           Expenses.  Borrowers shall pay all expenses incurred in connection with the transactions contemplated by this Amendment, including without limitation all fees and expenses of the attorney for BOTW and any and all filing and recording expenses.

6.           Miscellaneous.  This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURES ON FOLLOWING PAGE]

EXECUTED as of the date first above written.

SEFTON RESOURCES, INC.

By:	/s/ Jim Ellerton
Jim Ellerton,
Chief Executive Officer

TEG OIL & GAS U.S.A., INC.

By:	/s/ Jim Ellerton
Jim Ellerton,
Chairman

TEG MIDCONTINENT, INC.

By:	/s/ Jim Ellerton
Jim Ellerton,
Chairman

BANK OF THE WEST

By:	/s/ Duc Duong
Duc Duong,
Vice President